SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 1997

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                       333-26667

(State or Other Jurisdiction Incorporation)             (Commission File Number)

                                   13-3291626

                     (I.R.S. Employer Identification Number)

                           ---------------------------
                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 30, 1997, a single series of certificates, entitled Aetna Mortgage Trust Multiclass Pass-Through Certificates, Series 1997-ALIC (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, Midland Loan Services, L.P., as master servicer, Aetna Life Insurance Company, as special servicer and State Street Bank and Trust Company, as Trustee. The Certificates consist of seventeen classes identified as the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-2 Certificates", the "Class IO Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class V Certificates", the "Class W Certificates", and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 40 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on December 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $802,696,189, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

     The Class A-1A Certificates have an initial Class Principal Balance of $169,000,000. The Class A-1B Certificates have an initial Class Principal Balance of $190,984,000. The Class A-2 Certificates have an initial Class Principal Balance of $97,552,000. The Class IO Certificates have an initial Class Notional Amount of $802,696,189. The Class B Certificates have an initial Class Principal Balance of $64,216,000. The Class C Certificates have an initial Class Principal Balance of $68,229,000. The Class D Certificates have an initial Class Principal Balance of $48,162,000. The Class E Certificates have an initial Class Principal Balance of $20,067,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a)  Financial Statements of Business Acquired
               Not applicable.

          (b)  Pro Forma Financial Information
               Not applicable.

          (c)  Exhibits.

                  Exhibit No.
                  of Item 601 of
Exhibit No.       Regulation S-K        Description
-----------       --------------        -----------
4.1               4                     Pooling and Servicing Agreement
                                        dated as of December 1, 1997 among
                                        Morgan Stanley Capital I Inc. as
                                        depositor, Midland Loan Services, L.P.,
                                        as master servicer, Aetna Life Insurance
                                        Company, as special servicer and State
                                        Street Bank and Trust Company, as
                                        Trustee.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 2, 1998


MORGAN STANLEY & CO. INCORPORATED


By: /s/ Russell Rahbany
    ----------------------
Name: Russell Rahbany
Title: Vice President


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